UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  NOVEMBER 4, 2003

HEALTH NET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street
Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000

(Registrant’s telephone number, including area code)

Item 12.                            Results of Operation and Financial Condition

On November 4, 2003, Health Net, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2003.  The press release is attached hereto as Exhibit 99.1.  On November 4, 2003, the Company held a conference call to discuss its earnings for the quarter ended September 30, 2003.  A transcript of the conference call is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2003

HEALTH NET, INC.

	By:	/s/ B. Curtis Westen
B. Curtis Westen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Health Net, Inc. dated November 4, 2003

99.2	Transcript of a conference call held on November 4, 2003 to discuss Health Net, Inc.’s earnings for the quarter ended September 30, 2003.